SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Subsequent to year-end, Brookfield Renewable, together with its institutional partners, sold shares in TransAlta for total proceeds of approximately C$169 million ($118 million) (C$42 million ($30 million) net to Brookfield Renewable).
Subsequent to year-end, Brookfield Renewable and its institutional partners completed the dissolution of an existing joint venture in a 1,020 MW distributed generation portfolio in China. Brookfield Renewable received a non-cash distribution of approximately 541 MW distributed generation assets. As a result, Brookfield Renewable will derecognize its equity-accounted investment and consolidate the distributed generation portfolio.
Subsequent to year-end, Brookfield Renewable repurchased 422,800 LP units on the Toronto Stock Exchange at a total cost of $10 million.
Subsequent to year-end, Brookfield Renewable, together with its institutional partners, agreed to acquire a diversified operating and development platform in the U.S. with 3.9 GW of operating and under construction renewable power and storage assets and an over 30 GW development pipeline for equity consideration of approximately $950 million (expected $238 million net to Brookfield Renewable). The terms of the transaction imply an enterprise value for the portfolio of $1,735 million. The closing of this transaction is expected to occur in the first half of 2025 and is subject to customary closing conditions.
Subsequent to year-end, Brookfield Renewable, together with its institutional partners, agreed to the sale of a 25% interest in a 845 MW portfolio of wind assets in the U.S. for approximately $200 million (approximately $50 million net to Brookfield Renewable).
Subsequent to year-end, Brookfield Renewable, together with its institutional partners, completed the acquisition of a series of development distributed generation projects in the United States totaling approximately 31 MW for total consideration of approximately $27 million (approximately $7 million net to Brookfield Renewable). Brookfield Renewable holds a 25% interest in these investments.
In January 2025 Brookfield Renewable, together with its institutional partners, acquired an additional approximately 14% stake in Neoen on the open market, during the pre-offer period, bringing our total interest to approximately 67%. In February 2025 Brookfield Renewable, together with its institutional partners launched a mandatory cash tender offer for the remaining shares and convertible bonds of Neoen. The mandatory cash tender offer is expected to close in March 2025. As of the date of these annual consolidated financial statements, Brookfield Renewable, together with its institutional partners, holds an approximately 85% interest in Neoen on an as converted basis. If certain conditions are met, Brookfield Renewable, together with its institutional partners intends to implement a squeeze-out procedure in order to acquire the Neoen shares not tendered to the offer, which would result in the delisting of Neoen.
Brookfield Renewable, together with its institutional partners intends to finance the total tender offer for the outstanding shares and convertible bonds of Neoen, totaling €2,921 million ($3,024 million) and €481 million ($498 million) respectively as follows:

(US MILLIONS)
Brookfield Renewable	$54
Capital contributions from participating non-controlling interests	1,897
Due to related parties	950
Non-recourse borrowings	621
Total	$3,522